LORD ABBETT SECURITIES TRUST Lord Abbett Fundamental Equity Fund Lord Abbett Micro Cap Value Fund

Supplement dated October 7, 2013 to the

Statement of Additional Information dated March 1, 2013

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This supplement supersedes the June 18, 2013 supplement to the Statement of Additional Information (the “SAI”).

1.                  Effective October 1, 2013, the following paragraphs replace the third and eighth paragraphs in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-4 of SAI:

Deepak Khanna heads Fundamental Equity Fund’s team. Assisting Mr. Khanna is Sean J. Aurigemma. Messrs. Khanna and Aurigemma are jointly and primarily responsible for the day-to-day management of Fundamental Equity Fund.

Thomas B. Maher and Justin C. Maurer head Micro Cap Value Fund’s team and are jointly and primarily responsible for the day-to-day management of the Fund.

2.                  Effective October 1, 2013, the following rows replace the applicable rows of the corresponding table on page 5-5 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+(1))
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Fundamental Equity Fund	Deepak Khanna	4/$2,591	3/$676	402/$2,196(2)(3)
	Sean J. Aurigemma	4/$2,591	0/$0	8/$695(2)(4)
Micro Cap Value Fund	Thomas B. Maher	4/$6,341	0/$0	485/$2,642(5)(6)
	Justin C. Maurer	4/$6,341	0/$0	485/$2,642(5)(6)

+ Total net assets are in millions.

(1) The amounts shown are as of August 31, 2013.

(2) Included in the number of accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $603 million in assets.

(3) Does not include $278 million for which Lord Abbett provides investment models to managed account sponsors.

(4) Does not include $9 million for which Lord Abbett provides investment models to managed account sponsors.

(5) Included in the number of accounts and total assets is one account with respect to which the management fee is based on the performance of the account; this account totals approximately $150 million in assets.

(6) Does not include $133 million for which Lord Abbett provides investment models to managed account sponsors.

3.                  Effective October 1, 2013, the following rows replace the applicable rows of the corresponding table in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” on page 5-6 of the SAI:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Fundamental Equity Fund	Deepak Khanna*					X
	Sean J. Aurigemma*						X
Micro Cap Value Fund	Thomas B. Maher*	X
	Justin C. Maurer*	X
* The amounts shown are as of September 18, 2013.

Please retain this document for your future reference.